Exhibit 99.1


[GRAPHIC OMITTED]


CONTACT:
The Management Network Group, Inc.          Brainerd Communicators
Janet Hall                                  Michele Clarke (Media)
Janet.Hall@tmng.com                         clarke@braincomm.com
800.876.5329                                212.986.6667
                                            Corey Kinger (Investors)
                                            kinger@braincomm.com
                                            212.986.6667


                 TMNG GLOBAL REPORTS 2007 FIRST QUARTER RESULTS

  - Cartesian Helps Drive 111% Revenue Growth, Company Returns to Profitability
                          on Non-GAAP Adjusted Basis -

                 - Company To Host Conference Call on May 31st -


Overland Park, KS - May 30, 2007 - TMNG Global (Nasdaq: TMNG) a leading provider of management consulting and software solution services to the global communications, media and entertainment industries, today reported financial results for its 2007 first quarter ended March 31, 2007.

Revenue in the first quarter of 2007 was $15.1 million, more than doubling revenue of $7.2 million in the prior year period. During the quarter, gross margin was 45.0%, compared with 50.4% in the first quarter of 2006. Gross margin comparisons reflect revenues in the 2007 period from TMNG Global Software Solutions segment, which includes the recently acquired Cartesian Ltd., a higher mix of traditional management consulting revenues, and a relatively lower mix from higher-margin strategy consulting.

TMNG Global reported a net loss of $1.7 million, or $0.05 per diluted share for the first quarter of 2007, compared to a net loss of $1.6 million, or $0.05 per diluted share in last year's first quarter. After adjusting for approximately $1.6 million in expenses related to the review of the Company's option granting practices by a special committee of the Board of Directors, depreciation and amortization expense, as well as non-cash benefits related to share-based compensation, TMNG Global generated non-GAAP adjusted net income of approximately $0.3 million, or $0.01 per diluted share, during the first quarter of 2007. The comparable non-GAAP adjusted net loss for the first quarter of fiscal 2006 was $0.6 million, or $0.02 per diluted share.

The Company ended the first quarter with a strong cash and short-term investments position of $30.5 million, total assets of $72.8 million, no long-term debt, and stockholders' equity of $54.5 million.

"TMNG is building what we believe is a sustainable model for revenue growth and profitability highlighted by: strategic investments in key markets like cable, where we have demonstrated considerable organic growth; the acquisition of complementary businesses such as Cartesian, thereby creating new and annuity-based revenue streams; and the expansion of our international opportunities - especially in Europe and Asia - that correspond to our traditional areas of expertise," said Rich Nespola, TMNG Global Chairman and CEO. "In addition to Cartesian's strong contribution, which significantly strengthens our management consulting practice, the Company also produced organic revenue growth of 24% year-over-year led by our cable practice. Looking ahead, we see a healthy pipeline of new opportunities as we expand our footprint in China and throughout Europe. We are approaching these markets with realigned consulting resources that better match market demand, enabling us to better leverage our fixed costs as we grow the top line.

"We also completed a rigorous special committee review during the first quarter of the year that will result in enhanced governance practices and internal controls that we believe will strengthen the Company moving forward," Nespola continued. "With the filing of our first quarter 10-Q, we believe TMNG has regained full compliance with Nasdaq listing standards and is current on all SEC filings. We are focused fully on the strong business and growth opportunities that lie ahead and look forward to building on the significantly improved performance generated in the first quarter of this year."

In addition to reporting net loss and net loss per share on a GAAP basis, this press release contains certain non-GAAP adjustments which are described in the attached schedule entitled "Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss)" that accompanies this press release. In making these non-GAAP adjustments, the Company took into account the impact of items that are not expected to be on-going in nature and non-cash expenses and benefits. Management believes the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating Company performance utilizing GAAP financial information. The Company believes that providing such adjusted results allows investors and other users of the Company's financial statements to better understand TMNG's comparative operating performance for the periods presented.

TMNG's management used each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to the prior year's period. TMNG's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although TMNG's management believes non-GAAP financial measures are useful in evaluating the performance of its business, TMNG acknowledges that items excluded from such measures may have a material impact on the Company's net income (loss) and net income (loss) per share calculated in accordance with GAAP. Therefore, management uses non-GAAP measures in conjunction with GAAP results. Investors and other users of our financial information should also consider the above factors when evaluating TMNG's results.


CONFERENCE CALL
The Company will host a conference call at 5:00 p.m. EDT on Thursday, May 31, 2007 to discuss its first quarter earnings results. Investors can access the conference call via a live webcast on the company's website, www.tmng.com, or by dialing 973-935-8757, passcode 8847522. A replay of the conference call will be archived on the company's website for one week. Additionally, a replay of the call will be available by dialing 877-519-4471, passcode 8847522, through June 6, 2007.

ABOUT TMNG GLOBAL
TMNG Global (NASDAQ: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG Adventis, and Cartesian, and its base of over 500 consultants, have provided strategy, management, and technical consulting, as well as products and services, to more than 1200 communications service providers, entertainment, media, and technology companies and financial services firms worldwide. The company is headquartered in

Overland Park, Kansas, with offices in Berlin, Boston, Chicago, London, New York, Shanghai and Washington, D. C.


Statements in this press release other than historical data and information, including statements of belief, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may also be made during the conference call. Forward-looking statements involve risks and uncertainties. In particular, any statements contained herein regarding expectations with respect to future business, revenues or profitability are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company's control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, conditions in the telecommunications industry; overall economic and business conditions; the demand for the Company's services and products offered by TMNG and Cartesian; technological advances and competitive factors in the markets in which the Company competes; the restatement of the Company's historical financial statements, any adverse tax impact resulting from such restatement, the impact of the Special Committee's review of TMNG's historical practices regarding its stock option programs and related accounting, the conclusions resulting from that review, the matters described in the Company's current reports on Form 8-K filed on November 13, 2006, November 20, 2006, January 19, 2007, February 15, 2007, February 28, 2007, April 4, 2007, April 9, 2007, April 27, 2007 and May 25, 2007, and the potential impact of these matters on the Company's business, operations or expenses. These risks and uncertainties are described in detail from time to time in TMNG's filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no responsibility to update any of these forward-looking statements to reflect events or circumstances occurring after the date of this press release.


                     (Please see attached financial tables)

                       THE MANAGEMENT NETWORK GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                QUARTER ENDED

                                                       ===============  ================

                                                       March 31, 2007     April 1, 2006

                                                       ===============  ================

Revenues                                               $       15,113   $         7,163

Cost of services [includes net non-cash share-
  based compensation (credits) expense of $(148)
  and $201 for the thirteen weeks ended March 31,
  2007 and April 1, 2006, respectively]                         8,319             3,552
                                                       ---------------  ----------------
Gross Profit                                                    6,794             3,611

Operating Expenses:
  Selling, general and administrative [includes
    net non-cash share-based compensation
    (credits) expense of $(296) and $567 for the
    thirteen weeks ended March 31, 2007 and April 1,
    2006, respectively]                                         6,780             5,638
  Special Committee investigation                               1,559               -
  Intangible asset amortization                                   540               115
                                                       ---------------  ----------------
     Total operating expenses                                   8,879             5,753
                                                       ---------------  ----------------


Loss from operations                                           (2,085)           (2,142)

Interest income                                                   417               535
                                                       ---------------  -----------------

Loss before income tax benefit (provision)                     (1,668)           (1,607)

Income tax benefit (provision)                                      1               (21)
                                                       ---------------  -----------------

Net loss                                               $       (1,667)  $        (1,628)
                                                       ===============  =================

Loss per common share
  Basic and diluted                                    $        (0.05)  $         (0.05)
                                                       ===============  =================
Weighted average shares used in calculation of
  net loss per common share
  Basic and diluted                                            35,716            35,625
                                                       ===============  =================


                       THE MANAGEMENT NETWORK GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)



                                            March 31, 2007    December 30, 2006
                                           ----------------   ----------------
            ASSETS

CURRENT ASSETS:
Cash and cash equivalents                      $     5,212        $    11,133
Short-term investments                              25,300             27,200

Receivables:
Accounts receivable                                 11,828              5,063
Accounts receivable - unbilled                       5,028              3,654
                                           ----------------   ----------------
                                                    16,856              8,717
Less:  Allowance for doubtful accounts                (445)              (378)
                                           ----------------   ----------------
                                                    16,411              8,339

Prepaid and other assets                             2,016              2,257
                                           ----------------   ----------------

Total current assets                                48,939             48,929
                                           ----------------   ----------------

Property and equipment, net                          1,268                846
Goodwill                                            13,365             13,365
Licenses and other identifiable intangible
  assets, net                                        8,336              1,189
Other assets                                           882                967
                                           ----------------   ----------------

Total Assets                                   $    72,790        $    65,296
                                           ================   ================

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Trade accounts payable                          $    2,014        $     1,446
Accrued payroll, bonuses and related
   expenses                                          3,145              1,965
Other accrued liabilities                            3,287              2,019
Income tax liabilities                                 947                271
Accrued contingent consideration                     3,532                -
Unfavorable and other lease obligations                658                649
                                           ----------------   ----------------
Total current liabilities                           13,583              6,350
                                           ----------------   ----------------
Noncurrent Liabilities                               4,704              2,189
                                           ----------------   ----------------
Stockholders' Equity                                54,503             56,757
                                           ----------------   ----------------
Total Liabilities and Stockholder's Equity     $    72,790        $    65,296
                                           ================   ================


                       THE MANAGEMENT NETWORK GROUP, INC.
     RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
                                   (Unaudited)
                      (in thousands, except per share data)



                                                                                       QUARTER ENDED

                                                                            ----------------      ----------------
                                                                                March 31,              April 1,
                                                                                  2007                  2006
                                                                            ----------------      ----------------

Reconciliation of GAAP net loss to non-GAAP adjusted net income (loss):
  GAAP net loss                                                                $  (1,667)            $  (1,628)
                                                                            ----------------      ----------------

  Special Committee investigation                                                  1,559                   -
  Depreciation and amortization                                                      872                   214
  Non-cash share based compensation (credit) expense                                (444)                  768
                                                                            ----------------      ----------------
    Adjustments to GAAP net loss                                                   1,987                   982

                                                                            ----------------      ----------------
Non-GAAP adjusted net income (loss)                                            $     320             $    (646)
                                                                            ================      ================


Reconciliation of GAAP net loss per diluted common share to non-GAAP adjusted net income (loss) per diluted common share:
  GAAP net loss per diluted common share                                       $   (0.05)            $   (0.05)
                                                                            ----------------      ----------------

  Special Committee investigation                                                   0.05                    -
  Depreciation and amortization                                                     0.02                  0.01
  Non-cash share based compensation (credit) expense                               (0.01)                 0.02
                                                                            ----------------      ----------------
    Adjustments to GAAP net loss per diluted common share                           0.06                  0.03

                                                                            ----------------      ----------------
Non-GAAP adjusted net income (loss) per diluted common share                   $    0.01             $   (0.02)
                                                                            ================      ================
Weighted average shares used in calculation of net loss per common share
    Basic and diluted                                                             35,716                35,625
                                                                            ================      ================



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